CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. WARRANTY BILL OF SALE CASP LEASING I, LLC, (Seller), in consideration of [****] and other good and valuable consideration, receipt of which is hereby acknowledged, grants, bargains, sells and assigns to FTAI AIRCRAFT LEASING IRELAND (2025) DAC (Purchaser), the following Airframe, Engines, Parts, and Technical Records (collectively, the Aircraft): (a) one Airbus Model A321-111 airframe bearing manufacturer’s serial number [****]; (b) two CFM Model CFM56-5B1/P aircraft engines bearing manufacturer’s serial numbers [******] and [******]; (c) all parts, appliances, equipment, instruments, components and accessories attached to, installed in, incorporated in or appurtenant to such airframe and engines; and (d) all Technical Records with respect to the Aircraft. Capitalized terms used but not defined in this warranty bill of sale have the meanings defined in the sale and purchase agreement dated June 19, 2025, between Purchaser and Seller in respect of the Aircraft. Seller warrants to Purchaser and its successors and assigns forever that Seller is the owner of full legal and beneficial, good and marketable title to the Aircraft and that Seller hereby vests in Purchaser full legal and beneficial, good and marketable title to the Aircraft, free and clear of all Liens created by or through Seller, other than any Permitted Lien. Seller, for itself and for its successors and assigns, agrees and warrants that it and its successors and assigns shall defend the full legal and beneficial, good and marketable title of Purchaser to the Aircraft against the claims of any person. THIS BILL OF SALE IS GOVERNED BY, AND SHALL BE CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. [Signature Page Follows]

-signature page- Bill of Sale (MSN [****]) IN WITNESS WHEREOF, Seller has duly executed and delivered this Warranty Bill of Sale this _15th_ day of ______July__________ 2025. CASP LEASING I, LLC, as Seller ___/s/Joseph G. Juhn___ Name: Joseph G. Kuhn Title: CEO